UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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IRADIMED CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IRADIMED CORPORATION

1025 Willa Springs Drive, Winter Springs, FL 32708

April 28, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of IRADIMED CORPORATION, which will be held on Thursday, June 15, 2023, 10:00 am, local time, at 1025 Willa Springs Drive, Winter Springs, Florida 32708, the location of our offices.

The matters to be voted on at the meeting are listed in the accompanying notice of the Annual Meeting and are described in more detail in the accompanying Proxy Statement. Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting.  The Proxy Statement explains more about proxy voting, so please read it carefully.

We thank you for your continued support and we look forward to the Annual Meeting.

Sincerely,

/s/ Roger Susi
Roger Susi
Chairman of the Board, President and Chief Executive Officer

IRADIMED CORPORATION
1025 Willa Springs Drive, Winter Springs, FL 32708

Notice of Annual Meeting of Stockholders

to be held on Friday, June 15, 2023

Notice is hereby given that the 2023 Annual Meeting of Stockholders of IRADIMED CORPORATION (the “Annual Meeting”) will be held on Thursday, June 15, 2023, 10:00 am, local time, at 1025 Willa Springs Drive, Winter Springs, Florida 32708.

The Annual Meeting is being held for the following purposes:

1.	To elect the following persons to serve as directors:

Roger Susi

Monty Allen

Anthony Vuoto

Hilda Scharen-Guivel, and

James Hawkins

2.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023;

3.	To approve, on a non-binding advisory basis, the compensation of the named executive officers;

4.	To vote, on an advisory basis, on the frequency of future advisory votes on executive compensation;

5.	To approve the Iradimed Corporation 2023 Equity Incentive Plan;

6.	To approve an amendment to our Restated Certificate of Incorporation to limit the liability of certain officers of the Company.

The accompanying Proxy Statement more fully describes these matters, and we urge you to read the information contained in the Proxy Statement carefully. The board of directors recommends a vote “FOR” the director nominees listed in Proposal 1, “FOR” Proposal 2, 3, 5, and 6, and “1 Year” for Proposal 4.

The Board of Directors has fixed the close of business on April 20, 2023, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponement thereof.

It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. Whether or not you expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy in the enclosed envelope to ensure the presence of a quorum at the meeting.

If you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

By order of the Board of Directors,

/s/ Roger Susi
Roger Susi
Chairman of the Board, President and Chief Executive Officer

April 28, 2023

This Proxy Statement, dated April 28, 2023, is going to be first mailed to stockholders of IRADIMED CORPORATION on or about May 4, 2023.

Important Notice Regarding Availability of Proxy Materials for Annual Meeting of Stockholders to be Held on Thursday, June 15, 2023, at 1025 Willa Springs Drive, Winter Springs, Florida 32708:

Iradimed Corporation’s Notice of Annual Meeting of Stockholders, Proxy Statement,

and 2022 Annual Report to Stockholders are available at www.iradimed.com and at www.proxyvote.com.

PROXY STATEMENT FOR THE

2023 ANNUAL MEETING OF STOCKHOLDERS

IRADIMED CORPORATION (“we,” “us,” “our,” “IRADIMED,” or the “Company”) is providing this Proxy Statement and related proxy materials in connection with the 2023 Annual Meeting of Stockholders of IRADIMED CORPORATION (the “Annual Meeting”). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	When and where is the Annual Meeting?
A:

The Annual Meeting is being held at 1025 Willa Springs Drive, Winter Springs, Florida 32708, at 10:00 am, local time on Thursday, June 15, 2023, and will not be available to attend virtually via webcast.

Q:	Who is entitled to vote at the Annual Meeting?
A:

Holders of IRADIMED CORPORATION common stock, par value $0.0001 per share (“Common Stock”), at the close of business on April 20, 2023, the record date for the Annual Meeting (the “Record Date”) established by our board of directors (the “Board”), are entitled to receive notice of the Annual Meeting (the “Meeting Notice”), and to vote their shares at the Annual Meeting and any related adjournments or postponements. The Meeting Notice, Proxy Statement, Annual Report, and form of proxy are expected to be mailed to stockholders and available at www.iradimed.com and at www.proxyvote.com on or about May 4, 2023.

As of the close of business on the Record Date, there were 12,594,797 shares of our Common Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one vote per share at the Annual Meeting. Holders of the Common Stock are collectively referred to herein as the Company’s “stockholders.” At the Annual Meeting, there are a total of 12,594,797 possible votes with respect to the outstanding shares of capital stock entitled to vote at the Meeting.

Q:	Who can attend the Annual Meeting?
A:	Admission to the Annual Meeting is limited to:
●	stockholders as of the close of business on the Record Date, April 20, 2023;
●	holders of valid proxies for the Annual Meeting; and
●	our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date.

Q:	Can I vote my shares by filling out and returning the Meeting Notice?
A:	No. The Meeting Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Meeting Notice and returning it.
Q:	Is there electronic access to the proxy materials and Annual Report?
A:	Yes. The materials will be available, as of the date they were first mailed to our stockholders, at www.iradimed.com and at www.proxyvote.com.

Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?
A:

If your shares are registered in your name as evidenced and recorded in the stock ledger maintained by the Company and our transfer agent, you are a stockholder of record. If your shares are held in the name of your broker, bank or another nominee, these shares are held in “street name.”

If you are a stockholder of record and you have requested printed proxy materials, we have enclosed a proxy card for you to use. If you hold your shares in street name through one or more banks, brokers, or other nominees, you will receive the Meeting Notice, together with voting instructions, from the third party or parties through which you hold your shares. If you requested printed proxy materials, your broker, bank, or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank, or another nominee regarding how to vote your shares.

Q:	What are the quorum requirements for the Annual Meeting?
A:

The presence in person or by proxy of a majority in voting interest of the shares entitled to vote at the Annual Meeting constitutes a quorum. Your shares will be counted as present at the Annual Meeting for purposes of determining whether there is a quorum if a proxy card has been properly submitted by you or on your behalf, or if you vote in person at the Annual Meeting. Abstaining votes and broker non-votes are counted for the purposes of establishing a quorum.

Q:	What matters will the stockholders vote on at the Annual Meeting?
A:	The stockholders will vote on the following proposals:
●	Proposal 1. Election of Directors. To elect four members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified, including Roger Susi, our President and Chief Executive Officer, who, if so elected, will be appointed by the Board to serve as Chairman of the Board, Monty Allen, Anthony Vuoto, Hilda Scharen-Guivel, and James Hawkins.
●	Proposal 2. Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm.
●	Proposal 3. Non-Binding Advisory Vote to Approve the Compensation of Our Named Executive Officers. To approve a non-binding advisory resolution on the compensation of the Company’s named executive officers as reported in this Proxy Statement, commonly referred to as a “say-on-pay” resolution.
●	Proposal 4. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. To vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 3 should occur every year, every two years, or every three years.
●	Proposal 5. Approval of the 2023 Equity Incentive Plan. To approve the Iradimed Corporation 2023 Equity Incentive Plan.
●	Proposal 6. Approval of the amendment to our Restated Certificate of Incorporation to limit the liability of certain officers of the Company. To approve an amendment to our Restated Certificate of Incorporation to limit the liability of certain officers of the Company.
Q:	What vote is required to approve these proposals?
A:	Provided a quorum is present, the following are the voting requirements for each proposal:
●	Proposal 1. Election of Directors. Each of the five nominees who receive the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected.
●	Proposal 2. Ratification of Independent Registered Public Accounting Firm. The Company’s independent registered public accounting firm, RSM US LLP, will be ratified upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

●	Proposal 3. Approval of Advisory Resolution on Named Executive Officer Compensation. The advisory vote to approve the resolution on the compensation of the Company’s named executive officers is advisory in nature and has no binding effect on us or our Board. Although the vote is non-binding, our Board will review the voting results in connection with the evaluation of the Company’s compensation program.
●	Proposal 4. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The advisory vote on the frequency of future advisory votes on executive compensation is also non-binding on us and our Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: every year, every two years, every three years, or abstain. The choice receiving the greatest number of votes will be the stockholders’ selection. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis.
●	Proposal 5. Approval of the 2023 Equity Incentive Plan. The affirmative vote of a majority of the votes on the matter by the holders of common stock is required to approve the 2023 Equity Incentive Plan.
●	Proposal 6. Approval of the amendment to our Restated Certificate of Incorporation. The affirmative vote of a majority of the votes by the holders of common stock is required in order to amend our Certificate of Incorporation to limit the liability of certain officers of the Company.
Q:	What are the Board’s voting recommendations?
A:	Our Board recommends that you vote your shares:
●	“FOR” the four directors nominated by our Board as directors, each to serve until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;
●	“FOR” the ratification of RSM US LLP as the Company’s independent registered public accounting firm;
●	“FOR” the approval of the non-binding advisory resolution on named executive officer compensation;
●	“FOR” EVERY YEAR for the frequency of future stockholder advisory votes on executive compensation.
●	“FOR” the approval of the 2023 Equity Incentive Plan; and
●	“FOR” the amendment to our Restated Certificate of Incorporation
Q:	How do I vote?
A:	You may vote by any of the following methods:
●	In person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the Annual Meeting. If you hold shares in street name, you must obtain a proxy from the stockholder of record authorizing you to vote your shares and bring it to the meeting along with proof of beneficial ownership of your shares. A photo I.D. is required to vote in person.
●	By mail. If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card provided. Please allow sufficient time for mailing if you decide to vote by mail.
●	By Internet or telephone. Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone, the internet, or mail. You should follow the instructions you receive from your nominee to vote for those shares. If you are a stockholder who owns shares through a nominee and attends the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.
Q:	How can I change or revoke my vote?
A:	You may change your vote as follows:

●	Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to IRADIMED CORPORATION, 1025 Willa Springs Drive, Winter Springs, FL 32708, Attention: John Glenn, Corporate Secretary, or by submitting another proxy card before the conclusion of the Annual Meeting. For all methods of voting, the last vote cast will supersede all previous votes.
●	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker, or another nominee.
Q:	What if I do not specify a choice for a matter when returning a proxy?
A:	Your proxy will be treated as follows:
●	Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.
●	Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”
Q:	Which ballot measures are considered “routine” or “non-routine”?
A:

The election of directors (“Proposal 1”), approval of the advisory resolution on named executive officer compensation (“Proposal 3”), and an advisory vote on the frequency of future advisory votes on executive compensation (“Proposal 4”), the approval of the Company’s 2023 Equity Incentive Plan (“Proposal 5”), and the approval of the amendment of the Company’s Certificate of Incorporation (“Proposal 6”) are considered to be non-routine matters under applicable rules. The confirmation of RSM US LLP as the Company’s independent registered public accounting firm (“Proposal 2”) is considered a routine matter. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1, Proposal 3, Proposal 4, Proposal 5, and Proposal 6.

Q:	Could other matters be decided at the Annual Meeting?
A:

As of the date of the filing of this Proxy Statement, we were not aware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the proxy holders for the Annual Meeting will have the discretion to vote on those matters for stockholders who have submitted a proxy card.

Q:	How are proxies solicited and what is the cost?
A:

We will incur and bear all expenses connected with the solicitation of proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies from stockholders by email, telephone, letter, facsimile, or in person. Following the original mailing of the Meeting Notice, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our capital stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses. We do not intend to engage a proxy solicitation firm to assist us in soliciting proxies.

Q:	What are the implications of being a “smaller reporting company?”
A:

We are a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 (or the “Exchange Act”). As a smaller reporting company, we are permitted to provide in this Proxy Statement scaled disclosures. Under such scaled disclosures, we are not required to provide a Compensation Discussion and Analysis, Compensation Committee Report, and certain tabular and narrative disclosures relating to executive compensation.

Q:	What should I do if I have questions regarding the Annual Meeting?
A:

If you have any questions about the Annual Meeting, would like to obtain directions to be able to attend the Annual Meeting and vote in person, or would like additional copies of any of the documents referred to in this Proxy Statement, you should call us at (407) 677-8022.

PROPOSAL 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR-NOMINEES.

General

At the Annual Meeting, a board of five directors will be elected, each to hold office until a succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board). Information concerning all director nominees is contained in this Proxy Statement. Roger Susi, Monty Allen, Anthony Vuoto, Hilda Scharen-Guivel, and James Hawkins are incumbent directors of the Company.

Vote Required for Approval

The five nominees receiving the highest number of votes will be elected. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares at their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 1.

Board Recommendation

The Board unanimously recommends a vote “FOR” each nominee.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE REAPPOINTMENT OF RSM US LLP.

Our stockholders are being provided the opportunity to ratify the Board’s appointment of RSM US LLP as the Company’s independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2023.

General

Our Audit Committee of the Board of Directors has appointed RSM US LLP to examine our financial statements for 2023. The selection of RSM US LLP as the independent registered public accounting firm for 2023 is being presented to our stockholders for ratification at the Annual Meeting. Representatives of RSM US LLP are expected to be present at the Annual Meeting.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed or expected to be billed to our company for professional services rendered by our independent registered public accounting firm, for the fiscal years ended December 31, 2022 and 2021:

	2022	2021
Audit Fees	$237,500	$206,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$237,500	$206,000

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission (“SEC”), and other services that are normally provided by our independent registered public accounting firm for the fiscal years ended December 31, 2022, and 2021, in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. These are the fees billed for the assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees. These are the fees billed for professional services with respect to tax compliance, tax advice, and tax planning. There were no tax fees billed during the years ended December 31, 2022, or 2021.

All Other Fees. These are fees billed for any other products and services not classifiable under the other categories listed in the table above. There were no other fees billed during the years ended December 31, 2022, or 2021.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

Our Audit Committee Charter, initially adopted on April 14, 2014, and as amended from time to time, requires the Audit Committee to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. All of the services and fees since the adoption of our Audit Committee Charter, as amended, were reviewed and approved by our Audit Committee before the respective services were rendered.

Vote Required for Approval

The foregoing Proposal 2 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of RSM US LLP as its independent registered public accounting firm for the fiscal year 2023.

PROPOSAL 3

APPROVAL OF NON-BINDING ADVISORY RESOLUTION ON NAMED EXECUTIVE OFFICER COMPENSATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NON-BINDING ADVISORY RESOLUTION ON THE NAMED EXECUTIVE OFFICER COMPENSATION

General

In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, we are providing stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement. This advisory vote, commonly known as a “say-on-pay” vote, gives our stockholders an opportunity to express their views on our named executive officers’ compensation.

We urge stockholders to read the “Executive and Director Compensation” section of this Proxy Statement, including the Summary Compensation Table and other related compensation tables and narratives included therein, which provide detailed information on the compensation of our named executive officers.

Board Recommendation

We are asking our stockholders to vote “FOR” the following resolution:

RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the related narrative discussion.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on our Board, however, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “EVERY YEAR” FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

General

Pursuant to Section 14A of the Exchange Act, we are asking stockholders to vote on whether future advisory votes on executive compensation in the nature reflected in Proposal 4 should occur every year, every two years, or every three years.

Board Recommendation

After careful consideration, the Board has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time. Voting every year, rather than every two or three years, will provide stockholders the opportunity to annually express their views on the Company’s executive compensation, such that the Company and the Compensation Committee can consider stockholder input and make adjustments if deemed appropriate, each year.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: every year, every two years, every three years, or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers, our current directors, and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of April 28, 2023 are as follows:

Name	Age	Position(s)
Roger Susi	69	Chairman of the Board, President and Chief Executive Officer, Director, director nominee, and Chairman of the Board nominee
John Glenn	61	Chief Financial Officer, and Corporate Secretary
Monty Allen	70	Director and director nominee
Anthony Vuoto	72	Director and director nominee
Hilda Scharen-Guivel	52	Director and director nominee
James Hawkins	67	Director and director nominee

Information Concerning Directors and Nominees

Roger Susi. Nominee. Mr. Susi is the founder of our Company and has served as a member of our Board since inception. Mr. Susi served as our President and Chief Executive Officer from inception until August 2019, when he took the role of Chief Technology Officer. In May 2020, Mr. Susi resumed his duties as the Company’s President and Chief Executive Officer. He has over 40 years of management experience in the medical device industry, including as a founder, Chairman and Chief Executive Officer of Invivo Research Inc., a medical device company and the predecessor to Invivo Corporation, which established MRI-safe patient monitoring. Mr. Susi served as a director of Invivo Corporation from 1998 through 2000 and as President of Invivo Research Inc., from 1979 through 1998. Mr. Susi is a biomedical engineer and received a B.S. in Biomedical Engineering from Case Western Reserve University in 1977. We believe Mr. Susi’s extensive experience in the medical device industry and intimate knowledge of our Company as one of our founders qualify him to serve as Chairman of our Board.

Monty Allen. Nominee. Mr. Allen has served as a member of our Board since January 2014. From 2011 to present, Mr. Allen has served several businesses as a finance consultant. Mr. Allen has more than 40 years of accounting and finance experience including service as the Chief Financial Officer of three publicly held companies in biotech, medical and optical technologies. Mr. Allen is a licensed CPA in Florida. Mr. Allen received a B.S. in Accounting, Finance, and Multinational Business from Florida State University and an M.B.A. in General Management from Harvard University. We believe that Mr. Allen’s experience and expertise in the fields of accounting and finance qualify him to serve on our Board.

Anthony Vuoto. Nominee. Mr. Vuoto was appointed to our Board in March 2016. From 2009 to February 2016, Mr. Vuoto was General Manager of Retail Payment Solutions at U.S. Bank. Throughout his career, Mr. Vuoto has held senior leadership positions in several financial institutions and has focused on operations, treasury, investor relations, business development, financial planning, and reporting. Mr. Vuoto received an A.B. in Economics from Princeton University and an M.B.A. in Finance from the Wharton Graduate School of Business. We believe that Mr. Vuoto’s experience and expertise in the fields of strategy and organizational development qualifies him to serve on our Board.

Hilda Scharen-Guivel. Nominee. Ms. Scharen-Guivel has served on our Board of Directors since October 2022. Ms. Scharen-Guivel formerly served as Program Director of the Food and Drug Administration Center of Devices and Radiological Health, where she led and implemented the new Medical Device Development Tools program. Her career spans over 25 years within multiple federal agencies, including the U.S. Food and Drug Administration, the Department of Health and Human Services, and the National Institutes of Health. She served on active duty as a Captain of the United States Public Health Service for 27 years. Ms. Scharen-Guivel received a Bachelor of Science in Biomedical Engineering and a Master’s Degree in Engineering from the Catholic University of America. We believe that Ms. Scharen-Guivel’s experience in medical device regulation at the U.S. Food and Drug Administration and other experiences in health services and biomedical engineering qualifies her to serve on our Board.

James Hawkins. Nominee. Mr. Hawkins previously served on our Board from 2013 to 2016 and was re-elected to serve on our Board in 2019. From 2004 to 2018, Mr. Hawkins was the President and Chief Executive Officer of Natus Medical, Inc., a leading manufacturer of medical devices and software and a service provider for the newborn care, neurology, sleep, hearing and balance markets. Currently, he serves as a director of OSI Systems, Inc. Prior to Natus, Mr. Hawkins was President, Chief Executive Officer, and a Director of Invivo Corporation, a provider of MRI-safe patient monitoring and the Chief Financial Officer of Sensor Control Corporation. Mr. Hawkins earned his undergraduate degree in Business Commerce from Santa Clara University and holds an M.B.A. from San Francisco State University. In addition to his direct management experience in the medical device area, Mr. Hawkins has extensive investor contacts and experience with the public markets, which we believe qualifies him to serve on our Board.

Information Concerning Executive Officers Who are Not Directors

John Glenn. Mr. Glenn has served as our Chief Financial Officer since 2022. Mr. Glenn is a Financial Executive with over 30 years of experience directing public and private companies' corporate finance activities and an established record in significantly growing enterprise value. Before his appointment at Iradimed, Mr. Glenn served as Chief Financial Officer at Esko Bionics from 2018 to 2022. His prior experience also includes serving as Chief Financial Officer at several other companies, including, Sonendo, Armetheon, Solta Medical, Cholestech, and Invivo Corporation. Mr. Glenn received his MBA in Finance from Santa Clara University and his B.S. in Business Administration from the University of Nevada.

Randy Waddell. Mr. Waddell served as our Vice President of Worldwide Sales and Marketing since 2021 where he leads our sales, marketing, and clinical efforts to meet and exceed our corporate revenue goals. Since joining the Iradimed team in 2012, he has a proven track record of high achievement at each level he has held, including the positions of Sales Manager, Area Sales Director, Director of US Sales, and most recently Vice President of Worldwide Sales and Marketing. Mr. Waddell is a highly experienced sales leader, with a strong emphasis on developing a talented and growth-centered sales organization. He has a keen ability to design and implement strategic business plans that enable his teams to adapt to changes in the market and execute aggressive growth goals. Prior to moving into the medical device industry, Mr. Waddell spent 11 years in the office products business. Mr. Waddell earned his Bachelor of Arts in Business Administration, with an emphasis in Management and Marketing from Concordia University Irvine, CA.

Steve Kachelmeyer. Mr. Kachelmeyer served as our Vice President of Regulatory Affairs and Quality Assurance since 2020. Mr. Kachelmeyer has extensive experience in the medical technology industry. Prior to his appointment at Iradimed, Mr. Kachelmeyer spent 2016 to 2020 at Merz North America Inc. as its Executive Director of

Regulatory and Quality Affairs. Prior to that, Mr. Kachelmeyer was employed at GE Healthcare from 1986 to 2016 where he spent over 15 years in regulatory and quality roles of increasing responsibility, eventually departing as a Regulatory and Quality Executive focused on clinical affairs. Mr. Kachelmeyer is experienced in all phases of new product registrations and maintaining compliance with the FDA and other international regulatory bodies. Mr. Kachelmeyer has also participated in industry groups responsible for developing international product standards. Mr. Kachelmeyer received a B.S. in Engineering, Technology and Electronic Technology from DeVry Institute of Technology and an MBA from the Keller Graduate School of Management.

Lynn Neuhardt. Mr. Neuhardt served as our Vice President of Research and Development since 2020. Mr. Neuhardt has extensive experience in the technology industry and specifically with IV infusion pumps. Prior to his appointment at Iradimed, Mr. Neuhardt spent 2016 to 2020 at ICU Medical, Inc. as a Director of Systems and Test Engineering. Prior to that, Mr. Neuhardt spent 2006 to 2016 at Hospira, Inc. the former hospital products division of Abbott Laboratories, where he held various hardware and software design, development, and testing engineering roles of increasing responsibility. Mr. Neuhardt is experienced in the development of IV infusion pumps and in all phases of new product development. He received a Bachelor of Science Degree in Electrical Engineering Technology from the University of Minnesota.

Corporate Governance

Board Leadership Structure. In keeping with good corporate governance practices, we maintain a majority of independent directors and our committees are comprised solely of independent directors. We do not require our Chairman of the Board to be an independent director. Currently, Mr. Susi serves as the Chairman of the Board and Chief Executive Officer. With Mr. Susi’s deep knowledge of our industry, products and responsibility for the Company’s day-to-day leadership and performance, the Board believes this leadership structure is in the best interest of the Company and its stockholders. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interest of the Company and its stockholders.

Board Role in Risk Oversight. One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee but rather administers this oversight function directly through our Board as a whole, as well as through two standing Board committees (Audit and Compensation) that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic and medical regulatory risk exposures, and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also has the responsibility to issue guidelines and policies to govern the process by which financial accounting and reporting risk assessment and management is undertaken, monitor compliance with related legal and regulatory requirements, and oversee the performance of our internal audit function. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

Director Independence. The Board makes an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence. In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence. We deem that Mr. Susi is not independent as that term is defined by NASDAQ 5605(a)(2) because Mr. Susi serves as our President and Chief Executive Officer. We deem that Monty Allen, Anthony Vuoto, and Hilda Scharen-Guivel are independent as that term is defined by NASDAQ 5605(a)(2). Mr. Hawkins is not an independent director due to a familial relationship with an Executive Officer.

Director Nominations. Our Board does not have a standing nominating committee. As opposed to delegating such functions to a sub-group of the Board, it has been the Company’s preference to involve all of the Board members in the nomination process. All of the members of the Board consider and recommend candidates for election to the Board and nominees for committee memberships and committee chairs. Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills, experience relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity, and sound business judgment. The Board seeks individuals from backgrounds of relevant industry and strategic experience that, in concert, offer us and our stockholders varied opinions and insights in the areas most important to us and our corporate mission. We do not have a formal policy concerning the diversity of the Board. All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director. A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Board Diversity Matrix (As of April 28, 2023)
5
Did Not
Disclose
	Female	Male		Non-Binary	Gender
Part I: Gender Identity
Directors	1	4		—	—
Part II: Demographic Background
African American or Black	—	—		—	—
Alaskan Native or Native American	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	1	4		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—

Generally, when evaluating and recommending candidates for election to the Board, the Board will conduct candidate interviews, evaluate biographical information, and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying candidates, the Board may also seek input from our executive officers and consider recommendations by employees, business and industry contacts, third-party search firms and any other sources deemed appropriate by such directors. The Board will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations for Board Candidates.”

Executive Sessions. Non-management directors may meet in executive sessions without our management. Non-management directors are those directors who are not also our executive officers and include directors, if any, who are not independent by virtue of the existence of a material relationship with our company. Executive sessions are led by our audit committee chairman. An executive session is sometimes held in conjunction with regularly scheduled audit committee meetings and other sessions may be called by the audit committee chairman in his own discretion or at the request of the Board of Directors.

The Board and Board Committees

The Board. The Board met six times during 2022, four of which were regularly scheduled meetings and two of which were special meetings. During 2022, Messrs. Susi, Allen, and Vuoto attended 100% of the Board meetings and Mr. Hawkins attended 88% of the Board meetings. Directors are not required to attend annual meetings of our stockholders; however, Messrs. Susi and Allen attended the 2022 annual meeting.

Board Committees. Our Board includes an Audit Committee and a Compensation Committee. Our Audit and Compensation Committees are comprised of a majority of independent board members. The Audit Committee held 12 meetings during 2022, all of which were regularly scheduled meetings. The Compensation Committee held 4 meetings during 2022, all of which were regularly scheduled meetings.

Audit Committee. Our Audit Committee currently consists of Mr. Allen, who is the chair of the Committee, Mr. Vuoto, and Mr. Hawkins. Mr. Allen and Mr. Vuoto have been determined by our Board to be independent in accordance with NASDAQ and SEC standards. Mr. Hawkins is not independent in accordance with those standards. Mr. Allen is an “audit committee financial expert” as the term is defined under the SEC regulations. The Audit

Committee operates under a written charter, which is available in the Governance section of the Investors page on our website, which is located at www.iradimed.com. The functions of the Audit Committee include:

●	overseeing our evaluation and engagement of independent registered public accountants;
●	reviewing our audited financial statements and discussing them with the independent registered public accountants and our management;
●	meeting with the independent registered public accountants, our management, and internal auditors to consider the adequacy and effectiveness of our internal controls over financial reporting; and
●	reviewing our financial plans, reporting recommendations to our full Board for approval, and authorizing actions.

Both our independent registered accounting firm and internal financial personnel may meet with our Audit Committee and have unrestricted access to the Audit Committee.

Compensation Committee. Our Compensation Committee currently consists of Mr. Vuoto, who is chairman of the committee, Mr. Allen, and Mr. Hawkins. Mr. Vuoto and Mr. Allen have been determined by our Board to be independent in accordance with NASDAQ and SEC standards. Mr. Hawkins is not independent in accordance with those standards. The Compensation Committee operates under a written charter, which is available in the Governance section of the Investors page on our website, which is located at www.iradimed.com. The functions of the Compensation Committee include:

●	reviewing and, if deemed appropriate, recommending to our Board policies, practices, and procedures relating to the compensation of our directors, officers, and other managerial employees and the establishment and administration of our employee benefit plans;
●	determining or recommending to the Board the compensation of our executive officers; and
●	advising and consulting with our officers regarding managerial personnel and development.

Roles of Compensation Consultants in Determining Executive Compensation

The Compensation Committee has the authority to engage its own compensation consultants and other independent advisors to assist in designing and administering our executive compensation programs. During 2021 and 2022, no compensation consultants were engaged.

Family Relationships.

For purposes of Nasdaq Rule 5605(a)(2), our Board maintains the required level of independence. There exists a brother-in-law familial relationship between Chief Financial Officer, John Glenn and Director, Jim Hawkins.

Stockholder Recommendations for Board Candidates

The Board will consider qualified candidates for directors recommended and submitted by stockholders. Submissions that meet the then-current criteria for board membership are forwarded to the Board for further review and consideration. The Board will consider a recommendation only if the informational and other requirements set forth in our bylaws are met. The Board will evaluate any such candidates by following substantially the same process and applying substantially the same criteria, as for candidates submitted by Board members. To submit a recommendation for a nomination, a stockholder must write to the Company’s Corporate Secretary, at our principal office, Attention: John Glenn, Corporate Secretary.

Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to IRADIMED CORPORATION, 1025 Willa Springs Drive, Winter Springs, FL 32708, Attention: John Glenn, Corporate Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submissions will be reviewed and considered. The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

Corporate Responsibility

Code of Ethics and Conduct.

Our Board adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors, and employees. The Code of Ethics is available in print to any stockholder that requests a copy. Copies may be obtained by contacting Investor Relations at our corporate headquarters. Our Code of Ethics is also available on our website at www.iradimed.com. We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

Anti-Hedging Policy.

Our Board adopted an Insider Trading Policy, applicable to all of our executives, directors, and employees. The policy prohibits our executives, directors, and employees from purchasing certain financial instruments, such as collars and forward contracts or engaging in other transactions that hedge or offset or are designed to hedge or offset, any decrease in the market value of our securities. All such transactions involving our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly, are prohibited.

EXECUTIVE AND DIRECTOR COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining, and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable, and appropriate for our business needs and circumstances.

In April 2019, the Compensation Committee, with assistance from its compensation consultant, Korn Ferry, reviewed the base salaries, cash incentives, and equity compensation of certain Company executive officers, as well as other key terms of their employment, including compensation and benefits to which they would be entitled in the event of a change in control. Based on such review, the Compensation Committee determined that it was appropriate to establish new compensation arrangements for such officers, which took effect in February 2020.

Summary Compensation Table

The following table sets forth total compensation earned by our named executive officers, who are comprised of our principal executive officer and our next four most highly compensated executive officers for the years ended December 31, 2022 and 2021.

Name and
Principal					Option	Stock		All Other
Position	Year	Salary		Bonus	Awards(1)	Awards(1)		Compensation		Total
		($)		($)	($)	($)		($)		($)
Roger Susi	2022	289,931		296,109	—	—		—		586,040
President and Chief Executive Officer	2021	307,944		307,327	—	—		—		615,271

John Glenn(2)
Chief Financial Officer	2022	170,000		86,811	—	1,447,961	(3)	4,185	(14)	1,708,957

Chris Scott(4)	2022	190,105		—	—	—		7,284	(14)	197,389
Chief Financial and Operating Officer	2021	326,101		228,960	—	588,971	(5)	11,600	(14)	1,155,632

Randy Waddell(6)	2022	274,039		130,217	—	145,393	(8)	10,373	(14)	560,022
VP of Worldwide Sales and Marketing	2021	340,458	(6)	132,500	—	262,151	(7)	9,772	(14)	744,881

MaryBeth Smith
VP of Worldwide Sales(9)	2021	34,873		—	—	—		1,395	(14)	36,268

Steve Kachelmeyer	2022	254,774		72,947	—	87,249	(11)	10,110	(14)	425,080
VP of Quality Assurance & Regulatory Affairs	2021	259,819		29,904	—	82,273	(10)	10,393	(14)	382,389

Lynn Neuhardt	2022	263,223		81,194	—	87,249	(13)	10,529	(14)	442,195
VP of Research & Development	2021	248,862		29,578	—	87,783	(12)	52,523	(15)	418,746

(1)	This amount reflects the aggregate grant date fair value computed in accordance with ASC Topic 718.
(2)	On June 20, 2022, Mr. Glenn was hired as Chief Financial Officer.
(3)	This amount represents three separate stock awards. The first award consists of 23,183 Restricted Stock Units (“RSUs”), granted pursuant to Mr. Glenn’s appointment as the Company’s Chief Financial Officer, with a grant date fair value of $749,970. This award vests evenly over four years. The second award consists of 10,504 RSUs with a grant date fair value of $299,994 and will vest 100 percent on the third anniversary of the grant date. The third award of this stock award consists of 10,504 Performance-Based Restricted Stock Units (“PSUs”) with a grant date fair value of $397,997. Payout of the PSUs for the performance measurement period ending December 7, 2025, will be based on the Company’s total shareholder return compared to the NASDAQ US Small Cap Medical Equipment index. For purposes of the PSU award, total shareholder return is calculated as the share price at the end of the performance period, including the reinvestment of dividends during the performance period, as compared to the share price at the beginning of the performance period. The share payout range will be between 0 percent and 200 percent, depending on the Company’s performance against the index.
(4)	On July 8, 2021, Mr. Scott was appointed to serve the Company as its Chief Financial and Operating Officer. Prior to this appointment, Mr. Scott served as the Company’s Chief Financial Officer. Mr. Scott resigned from the Company on May 27, 2022.
(5)	This amount represents three separate stock awards. The first award consists of 5,084 Restricted Stock Units (“RSUs”), granted pursuant to Mr. Scott’s appointment as the Company’s Chief Financial and Operating Officer, with a grant date fair value of $149,978. This award would have vested evenly over four years. The second award consists of 4,143 RSUs with a grant date fair value of $199,983 and would have vested 100 percent on the third anniversary of the grant date. The third award of this stock award consists of 4,143 Performance-Based Restricted

Stock Units (“PSUs”) with a grant date fair value of $239,010 and would have paid out based on the performance measurement period ending December 7, 2024 between a range of 0 percent and 200 percent, depending on the Company’s performance against the index.
(6)	On July 19, 2021, Mr. Waddell was appointed to serve the Company as its Vice President, Worldwide Sales and Marketing. Included in Mr. Waddell’s salary is $154,045 of sales commissions, all of which was earned prior to his appointment to serve as the Company’s Vice President, Worldwide Sales and Marketing.
(7)	This amount represents three separate stock awards. The first award consists of 3,710 RSUs, granted pursuant to Mr. Waddell’s appointment as the Company’s Vice President, Worldwide Sales and Marketing, with a grant date fair value of $124,990. This award vests evenly over four years. The second award consists of 1,295 RSUs with a grant date fair value of $62,510 and will vest 100 percent on the third anniversary of the grant date. The third award of this stock award consists of 1,294 PSUs with a grant date fair value of $74,651. Payout of the PSUs for the performance measurement period ending December 7, 2024, will be based on the Company’s total shareholder return compared to a pre-defined peer group. For purposes of the PSU award, total shareholder return is calculated as the share price at the end of the performance period, including the reinvestment of dividends during the performance period, as compared to the share price at the beginning of the performance period. The share payout range will be between 0 percent and 200 percent, depending on the Company’s performance against the peer group.
(8)	This amount represents two separate stock awards for Mr. Waddell. The first award consists of 2,188 RSUs with a grant date fair value of $62,490 and will vest 100 percent on the third anniversary of the grant date. The second award of this stock award consists of 2,188 PSUs with a grant date fair value of $82,903. Payout of the PSUs for the performance measurement period ending December 7, 2025, will be based on the Company’s total shareholder return compared to the NASDAQ US Small Cap Medical Equipment index. For purposes of the PSU award, total shareholder return is calculated as the share price at the end of the performance period, including the reinvestment of dividends during the performance period, as compared to the share price at the beginning of the performance period. The share payout range will be between 0 percent and 200 percent, depending on the Company’s performance against the index.
(9)	Ms. Smith was appointed Vice President of Worldwide Sales in January 2020. Included in Ms. Smith’s All Other Compensation is $1,395 of the Company’s matching contributions to Ms. Smith’s contributions to her 401(k) retirement plan. Ms. Smith was separated from the Company on February 8, 2021.
(10)	This amount represents two separate stock awards for Mr. Kachelmeyer. The first award consists of 777 RSUs with a grant date fair value of $37,506 and will vest 100 percent on the third anniversary of the grant date. The second award of this stock award consists of 776 PSUs with a grant date fair value of $44,767. Payout of the PSUs for the performance measurement period ending December 7, 2024, will be based on the Company’s total shareholder return compared to a pre-defined peer group. For purposes of the PSU award, total shareholder return is calculated as the share price at the end of the performance period, including the reinvestment of dividends during the performance period, as compared to the share price at the beginning of the performance period. The share payout range will be between 0 percent and 200 percent, depending on the Company’s performance against the peer group.
(11)	This amount represents two separate stock awards for Mr. Kachelmeyer. The first award consists of 1,313 RSUs with a grant date fair value of $37,499 and will vest 100 percent on the third anniversary of the grant date. The second award of this stock award consists of 1,313 PSUs with a grant date fair value of $49,750. Payout of the PSUs for the performance measurement period ending December 7, 2025, will be based on the Company’s total shareholder return compared to the NASDAQ US Small Cap Medical Equipment index. For purposes of the PSU award, total shareholder return is calculated as the share price at the end of the performance period, including the reinvestment of dividends during the performance period, as compared to the share price at the beginning of the performance period. The share payout range will be between 0 percent and 200 percent, depending on the Company’s performance against the index.
(12)	This amount represents two separate stock awards for Mr. Neuhardt. The first award consists of 829 RSUs with a grant date fair value of $40,016 and will vest 100 percent on the third anniversary of the grant date. The second award of this stock award consists of 828 PSUs with a grant date fair value of $47,767. Payout of the PSUs for the performance measurement period ending December 7, 2024, will be based on the Company’s total shareholder return compared to a pre-defined peer group. For purposes of the PSU award, total shareholder return is calculated as the share price at the end of the performance period, including the reinvestment of dividends during the performance period, as compared to the share price at the beginning of the performance period. The share payout range will be between 0 percent and 200 percent, depending on the Company’s performance against the peer group.
(13)	This amount represents two separate stock awards for Mr. Neuhardt. The first award consists of 1,313 RSUs with a grant date fair value of $37,499 and will vest 100 percent on the third anniversary of the grant date. The second award of this stock award consists of 1,313 PSUs with a grant date fair value of $49,750. Payout of the PSUs for the performance measurement period ending December 7, 2025, will be based on the Company’s total shareholder return compared to the NASDAQ US Small Cap Medical Equipment index. For purposes of the PSU award, total shareholder return is calculated as the share price at the end of the performance period, including the reinvestment of dividends during the performance period, as compared to the share price at the beginning of the performance period. The share payout range will be between 0 percent and 200 percent, depending on the Company’s performance against the index.
(14)	This amount includes our matching contributions to the executive officers’ contributions to their respective 401(k) retirement plans.
(15)	Included in Mr. Neuhardt’s All Other Compensation is $42,569 for the reimbursement of relocation expenses and $9,954 of the Company’s matching contributions to his 401(k) retirement plan.

Narrative Disclosure to Summary Compensation Table

Roger Susi

In July 2019, we entered into an employment agreement with Roger Susi in connection with Mr. Susi’s appointment as Chief Technology Officer. The agreement provides for a base annual salary of $289,931, eligibility for annual bonuses with a targeted value of 75% of his then prevailing annual salary based upon discretion of the Board of Directors and overall profitability of the Company, and eligibility for standard employee benefits. Mr. Susi’s base annual salary under the employment agreement is currently $310,000. The agreement continues until terminated by us or by Mr. Susi in accordance with the terms of the agreement. If Mr. Susi is terminated by us without cause or he terminates his employment with us for good reason, each as defined under the agreement, we must pay him an amount equal to 12 months base salary. In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Mr. Susi terminates his employment with us for good reason, we must pay him an amount equal to three times his then current annual salary. The employment agreement also contains non-solicitation, non-compete, and confidentiality provisions and an employee innovation and proprietary information assignment to us by Mr. Susi of any of his inventions or innovations. The Company did not enter into a separate agreement with Mr. Susi for the resumption of his role as Chief Executive Officer of the Company.

John Glenn

On May 21, 2022 (the “Effective Date”), we entered into the employment agreement with Mr. Glenn, in connection with Mr. Glenn’s appointment as Chief Financial Officer. The employment agreement provided for an annual salary of $340,000 per year and he is eligible for an annual cash bonus targeted at 50% of his salary and annual equity awards pursuant to the Company’s annual incentive plan, with a targeted value of $600,000, which may be adjusted based on Mr. Glenn’s performance against goals established by the CEO and Board of Directors. After taking into account subsequent merit increases, Mr. Glenn’s base annual salary under the employment agreement is currently $352,000. Upon the Effective Date of the employment agreement, Mr. Glenn received a grant of restricted stock units totaling $750,000 in value using the Company’s closing stock price on the day preceding the Effective Date. Mr. Glenn’s restricted stock is in accordance with the terms of the Company’s 2014 Equity Incentive Plan and will vest in four equal annual installments. Upon vesting, Mr. Glenn will receive a number of shares of common stock equal to the number of restricted stock units that have vested. The employment agreement continues until terminated by us or by Mr. Glenn in accordance with the terms of the employment agreement. If Mr. Glenn is terminated by us without cause or he terminates his employment with us for good reason, as defined under the agreement, we must pay him an amount equal to twelve months of base salary. In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Mr. Glenn terminates his employment with us for good reason, we must pay him an amount equal to eighteen months base salary. The agreement also contains non-solicitation, non-compete, and confidentiality provisions.

Chris Scott

On July 8, 2021 (the “Effective Date”), we entered into the employment agreement with Mr. Scott, in connection with Mr. Scott’s appointment as Chief Financial and Operating Officer. The employment agreement provided for an annual salary of $360,000 per year and he is eligible for an annual cash bonus targeted at 60% of his salary and annual equity awards pursuant to the Company’s annual incentive plan, with a targeted value of $400,000, which may be adjusted based on Mr. Scott’s performance against goals established by the CEO and Board of Directors. Prior to his appointment as Chief Financial and Operating Officer, Mr. Scott served as the Company’s Chief Financial

Officer since December 2013. Mr. Scott resigned from the Company on May 27, 2022. Mr. Scott’s base annual salary, after taking into account subsequent merit increases, was $378,000 at the time of his resignation. Upon the Effective Date of the employment agreement, Mr. Scott received a grant of restricted stock units totaling $150,000 in value using the Company’s closing stock price on the day preceding the Effective Date. Mr. Scott’s restricted stock are in accordance with the terms of the Company’s 2014 Equity Incentive Plan and would have vested in four equal annual installments. Upon vesting, Mr. Scott would have received a number of shares of common stock equal to the number of restricted stock units that have vested. The agreement also contains non-solicitation, non-compete and confidentiality provisions.

MaryBeth Smith

Ms. Smith was separated from the Company effective February 8,2021. Prior to this, on January 3, 2020, the Company entered into an employment agreement with Ms. Smith, in connection with Ms. Smith’s appointment as Vice President of Worldwide Sales. Prior to her separation from the Company, Ms. Smith’s employment agreement provided for a base annual salary of $250,000, with eligibility for merit increases to the base salary, annual bonuses, and standard employee benefits. Ms. Smith’s base annual salary under the employment agreement at the time of separation was $250,000.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning the outstanding equity awards for each named executive officer and director as of December 31, 2022.

	Option Awards				Stock Awards
							Market or
							Payout Value
							of
							Shares, Units
	Number of	Number of			Number of		or
	Securities	Securities			Shares, Units		Other Rights
	Underlying	Underlying			or Other		That Have
	Unexercised	Unexercised	Option	Option	Rights That		Not
	Options (#)	Options (#)	Exercise Price	Expiration	Have Not		Vested
Name	Exercisable	Unexercisable	($)	Date	Vested (#)		($)
Roger Susi	—	—	—	—	—		—
Monty Allen	—	—	—	—	1,036		29,308
	—	—	—	—	3,501		99,043
John Glenn	—	—	—	—	10,504	(1)	297,158
	—	—	—	—	23,183		655,847
	—	—	—	—	10,504		297,158
James Hawkins	10,000	—	9.84	12/15/2024	—		—
	10,000	—	7.10	9/29/2024	—		—
	—	—	—	—	1,036		29,308
	—	—	—	—	3,501		99,043
Steven Kachelmeyer	—	—	—	—	1,528	(1)	43,227
	—	—	—	—	776	(1)	21,953
	—	—	—	—	1,313	(1)	37,145
	—	—	—	—	1,681		47,555
	—	—	—	—	1,528		43,227
	—	—	—	—	777		21,981
	—	—	—	—	1,313		37,145
Lynn Neuhardt	—	—	—	—	1,528	(1)	43,227
	—	—	—	—	828	(1)	23,424
	—	—	—	—	1,313	(1)	37,145
	—	—	—	—	1,920		54,317
	—	—	—	—	1,528		43,227
	—	—	—	—	829		23,452
	—	—	—	—	1,313		37,145
Hilda Scharen-Guivel	—	—	—	—	5,300		149,937
Anthony Vuoto	—	—	—	—	1,036		29,308
	—	—	—	—	3,501		99,043
Randy Waddell	—	—	—	—	1,294	(1)	36,607
	—	—	—	—	2,188	(1)	61,899
	—	—	—	—	620		17,540
	—	—	—	—	765		21,642
	—	—	—	—	1,426		40,342
	—	—	—	—	2,783		78,731
	—	—	—	—	1,295		36,636
	—	—	—	—	2,188		61,899

(1)	These awards represent performance-based restricted stock units that vest three years from the award date based on the achievement of certain performance criteria approved by the Compensation Committee. Based on the level of achievement of the performance criteria at the end of the respective three-year period, the number of shares earned can range from 0 percent to 200 percent. Therefore, the maximum number of shares that can be issued under these awards is 42,544.

Pay Versus Performance

Value of initial
				Average	initial fixed
			Average	compensation	$100 investment
	Summary		summary	actually	based on:
	compensation	Compensation	compensation	paid to	Total
	table for	actually paid	table total for	non-PEO	share-holder	Net
Year	first PEO	to first PEO (3)	non PEO NEOs	NEOs (4)	return(1)	income(2)
2022	586,040	586,040	666,728	(766,971)	126.59	12,828,487
2021	615,271	615,271	456,319	650,874	202.68	9,325,471

(1)	Total Shareholder Return for each fiscal year is based on a $100 common equity investment at the close of December 31, 2020 measuring through and including the end of the applicable year.
(2)	The dollar amounts reported represent the amount of net income reflected in the Company's audited financial statements for the applicable year.
(3)	The dollar amounts reported in this column are the amounts of total compensation reported for our principal executive officer (PEO) serving during the applicable year.
(4)	The dollar amounts reported in this column represent the average amounts reported for the Company’s non-PEO named executive officers (NEO’s) as a group in each applicable year.

Reconciliation of Summary Compensation Totals and Compensation Actually Paid

	2022		2021
	CEO	Average NEOs(4)	CEO	Average NEOs(4)
Summary Compensation Table Total	586,040	666,728	615,271	456,319
- Stock and Option Awards(1)	-	353,570	-	170,196
- Fair Value at Prior Year End for Forfeited Awards(2)	-	1,344,344		197,539
+ Year End Fair Value of Equity Awards Granted in the Applicable Year(3)	-	380,635	-	264,310
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End(3)	-	(110,103)	-	199,506
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year(3)	-	(10,999)	-	98,474
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not otherwise Reflected in Fair Value or Total Compensation(3)	-	4,682	-	-
Compensation Actually Paid	586,040	(766,971)	615,271	650,874

(1)	Represents the aggregate grant date fair value of all equity awards reported in the Stock Awards columns in the Summary Compensation Table for the applicable year.
(2)	Represents the sum of the fair value of all equity awards forfeited during the covered fiscal year, measured at the end of the prior fiscal year. For 2022, 30,595 shares were forfeited by Mr. Scott upon his separation in May 2022 for awards that were granted from December 2018 through December 2021. For 2021, 8,664 shares were forfeited by Ms. Smith upon her separation in February 2021 for awards that were granted in January and December 2020.
(3)	Represents the sum of the fair value of all equity awards granted during the covered fiscal year, measured at the end of the year plus the change in fair value of unvested awards granted in prior fiscal years, measured at the end of the covered fiscal year (or for awards that vested in the covered fiscal year, as of the vesting date). The valuation methodology used to calculate the fair values are consistent with those used at the time of grant.
(4)	Our Non-CEO NEOs include the following individuals for each year: for 2022, Messrs. Glenn, Scott, Kachelmeyer, Neuhardt, and Waddell; for 2021, Messrs. Scott, Kachelmeyer, Neuhardt, Waddell and Waldman and Ms. Smith.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table presents information as of December 31, 2022 regarding compensation plans under which equity securities of the Company are authorized for issuance.

	Number of			Number of
	securities to be		Weighted-	securities
	issued upon		average	remaining
	exercise of		exercise price	available for
	outstanding		of outstanding	future issuance
	options,		options,	under equity
	warrants and		warrants and	compensation
Plan Category	rights (1)		rights	plans (2)
Equity compensation plans approved by security holders	203,231	(3)	$8.59	1,030,987
Equity compensation plans not approved by security holders	—		—	—
Total	203,231		$8.59	1,030,987

(1)	Represents stock options outstanding, restricted stock units and performance-based restricted stock units outstanding under the Company’s 2014 Equity Incentive Plan.
(2)	Represents shares available for issuance under the Company’s 2014 Equity Incentive Plan.
(3)	Consists of 24,010 stock options with a weighted average exercise price of $8.59, 151,337 restricted stock units and 27,884 performance-based restricted stock units.

Employee Benefit Plans

2014 Equity Incentive Plan

In April 2014, our Board adopted and the stockholders approved the IRADIMED CORPORATION 2014 Equity Incentive Plan (the “2014 Plan”). 1,000,000 shares of common stock were initially reserved for issuance under the 2014 Plan. In June 2020, the stockholders approved the Amended and Restated 2014 Equity Incentive Plan, which increased the number of shares available for the grant of awards from 1,000,000 to 2,000,000. Any shares covered by an award that are forfeited, expired, canceled, settled in cash, settled by issuance of fewer shares than the amount underlying the award, or otherwise terminated without delivery of shares to the grantee, will be available for future grants under the 2014 Plan. The following types of awards are available for grant under the 2014 Plan: Incentive Stock Options (“ISOs”), non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards and other stock-based awards and cash awards. Unless earlier terminated by our Board, the authority to make grants under the 2014 Plan will terminate on April 14, 2024.

Eligibility to participate in the 2014 Plan is limited to such employees, officers, directors, consultants, and advisors of the Company, or of any affiliate, as our Board may determine and designate from time to time. The exercise price per share of an ISO or NSO (together, “Options”) will in no event be less than 100% of the fair market value per share of our stock underlying the award on the grant date. The grant price of a SAR will be fixed at the fair market value of a share of stock on the date of grant. Our Board determines when an Option or SAR will become exercisable and includes such information in the award agreement. Options and SARs will expire at such time as our Board determines; provided, however, that no Option may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Shareholder, not more than five years from the date of grant.

As of December 31, 2022, 151,337 restricted stock units, 27,884 performance-based restricted stock units and 24,010 options to purchase shares of common stock were issued and outstanding under the 2014 Plan.

Limitations of Director Liability and Indemnification of Directors, Officers, and Employees

As permitted by the Delaware General Corporation Law, provisions in our charter and amended and restated bylaws limit or eliminate the personal liability of our directors. Consequently, directors will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

●	any breach of the director’s duty of loyalty to us or our stockholders;
●	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
●	any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or
●	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies, such as an injunction or rescission.

In addition, our charter and amended and restated bylaws provide that:

●	we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions, including an exception for indemnification in connection with a proceeding (or counterclaim) initiated by such persons; and
●	we will advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to limited exceptions.

We maintain general liability insurance that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons who control our company, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. We believe that these provisions and the insurance are necessary to attract and retain talented and experienced directors and officers.

Director Compensation

We compensate non-employee members of the Board. Directors who are also employees do not receive cash or equity compensation for service on the Board in addition to compensation payable for their service as our employees. Our non-employee directors receive annual cash retainers for service on our Board and committees of our Board as set forth in the table below.

Position	Amount
Base Board Fee	$50,000
Chair of Audit Committee	$15,000
Chair of Compensation Committee	$10,000
Member of Audit Committee	$5,000
Member of Compensation Committee	$7,500

Non-employee director fees are paid in arrears in four equal quarterly installments. The non-employee members of our Board are reimbursed for travel, lodging, and other reasonable expenses incurred in attending Board or committee meetings. Beginning April 1, 2022, the annual Base Board Fee increased from $35,000 to $50,000.

The following table sets forth summary information concerning the compensation awarded to, paid to, or earned by the non-employee members of our Board for the fiscal year ended December 31, 2022.

					All Other
	Fees Earned or	Stock		Option	Compensation
Name	Paid in Cash ($)	Awards ($)(1)		Awards ($)	($)	Total ($)
Monty Allen	66,250	99,989	(2)	—	—	166,239
James Hawkins	58,750	99,989	(3)	—	—	158,739
Hilda Scharen-Guivel	15,625	149,990	(4)	—	—	165,615
Anthony Vuoto	63,750	99,989	(5)	—	—	163,739

(1)	This amount reflects the aggregate grant date fair value computed in accordance with ASC Topic 718.
(2)	Mr. Allen had an aggregate number of 4,537 stock awards outstanding as of December 31, 2022.
(3)	Mr. Hawkins had an aggregate number of 4,537 stock awards outstanding as of December 31, 2022.
(4)	Ms. Scharen-Guivel had an aggregate number of 5,300 stock awards outstanding as of December 31, 2022.
(5)	Mr. Vuoto had an aggregate number of 4,537 stock awards outstanding as of December 31, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described above in “Executive and Director Compensation,” the following is a description of each transaction since January 1, 2021 and each currently proposed transaction in which (i) we have been or are to be a participant, (ii) the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end, and (iii) any of our directors, executive officers, holders of more than 5% of our capital stock, or any member of their immediate families or persons sharing their household had or will have a direct or indirect material interest.

Lease of Property from CEO

In January 2014, we entered into a non-cancelable operating lease, commencing July 1, 2014, for our manufacturing and headquarters facility in Winter Springs, Florida owned by Susi, LLC, an entity controlled by our President, Chief Executive Officer, and Chairman of the Board, Roger Susi. Pursuant to the terms of our lease for this property, the monthly base rent is $34,133, adjusted annually for changes in the consumer price index. For the year ended December 31, 2022, the Company paid Susi, LLC $492,643 related to this lease. Under the terms of the lease, we are responsible for property taxes, insurance, and maintenance expenses. Prior to May 31, 2019, the expiration date of the initial lease term, and pursuant to the terms of the lease contract, we renewed the lease for an additional five years, resulting in a new lease expiration date of May 31, 2024. Unless advance written notice of termination is timely provided, the lease will automatically renew for one additional successive term of five years beginning in 2024, and thereafter, will be renewed for successive terms of one year each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2023, certain information with respect to the beneficial ownership of our common stock by:

●	each of our current named executive officers;
●	each of our directors;
●	all of our directors and current named executive officers as a group; and
●	each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

We have determined the number and percentage of shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This information does not necessarily indicate beneficial ownership for any other purpose. Except as otherwise noted, the address of each person or entity in the following table is c/o IRADIMED CORPORATION, 1025 Willa Springs Drive, Winter Springs, FL 32708.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percentage
5% Stockholders
Nine Ten Capital Management, LLC(2)	781,766	6.2%
Soleus Capital Management, L.P.(3)	742,004	5.9%
Directors and Named Executive Officers(1)
Roger Susi(4)	5,277,950	41.9%
Monty Allen	20,000	*
John Glenn	2,500	*
James Hawkins(5)	36,562	*
Steven Kachelmeyer	1,809	*
Lynn Neuhardt	2,152	*
Hilda Scharen-Guivel	—	*
Anthony Vuoto	17,193	*
Randy Waddell	5,995	*
All directors and named executive officers as a group (9 persons)	5,364,161	42.6%

* Indicates less than one percent.

(1)	Percentage of ownership is based on 12,594,576 shares of our common stock issued and outstanding as of March 31, 2023. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)	Nine Ten Capital Management, LLC reports sole voting and sole dispositive power of 781,766 shares of our common stock as of December 31, 2022. This information is based on the Schedule 13G/A filed with the SEC on February 13, 2023.
(3)	Soleus Capital Management, L.P. reports sole voting and dispositive power of 742,004 shares of our common stock as of December 31, 2022. This information is based on the Schedule 13G/A filed with the SEC on February 14, 2023.
(4)	Includes 552,950 shares of common stock held by the Roger E. Susi Revocable Trust, 2,362,500 shares of common stock held by the Matthew Susi 2008 Dynasty Trust, and 2,362,500 shares of common stock held by the Phillip Susi 2008 Dynasty Trust. Roger Susi is the settlor and trustee of the Roger E. Susi Revocable Trust. Roger Susi is the settlor of the Matthew Susi 2008 Dynasty Trust and the Phillip Susi 2008 Dynasty Trust, which are irrevocable, but for which Roger Susi holds rights as the settlor to substitute the assets of the trusts in certain circumstances. J. Richard Susi, the brother of Roger Susi, is the trustee for the Matthew Susi 2008 Dynasty Trust and the Phillip Susi 2008 Dynasty Trust.
(5)	Includes 20,000 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days.

AUDIT COMMITTEE REPORT

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is comprised of a majority “independent” directors, as determined by our Board in accordance with NASDAQ and SEC standards. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found in the Governance section of the Investors page on our website, which is located at www.iradimed.com.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, relating to financial accounting and reporting, the evaluation and engagement of our independent registered public accountants, and assessing the adequacy of internal controls. Management is responsible for preparation, presentation, and integrity of our financial statements as well as our financial reporting process, accounting policies, internal control over financial reporting, and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed with management our audited financial statements for the year ended December 31, 2022. In addition, the Audit Committee has discussed with RSM US LLP, our independent auditors, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has met separately with management and with RSM US LLP. The Audit Committee has also received the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP’s communications with the Audit Committee concerning independence and has discussed with RSM US LLP its independence.

Based on the review and discussions referred to above and relying thereon, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

PROPOSAL 5

TO APPROVE THE IRADIMED CORPORATION 2023 EQUITY INCENTIVE PLAN

THE BOARD RECOMMENDS A VOTE “FOR” TO APPROVE THE IRADIMED CORPORATION 2023 EQUITY INCENTIVE PLAN

Purpose of the Iradimed Corporation 2023 Equity Incentive Plan

The Board believes that granting long-term incentives in the form of equity-based awards is crucial in promoting the Company’s long-term financial growth and thereby enhancing shareholder value. The Company’s current 2014 Equity Incentive Plan expires in April of 2024. On April 27, 2023, our Board authorized and approved the Iradimed Corporation 2023 Equity Incentive Plan and directed that the Incentive Plan be considered for approval at the Annual Meeting. The Board believes it is best practice to seek approval of the new plan in the year prior to the year of expiration. The Company plans to issue any upcoming equity awards under the 2014 Equity Incentive Plan until its expiration in April 2024. Upon expiration of the 2014 Plan, any outstanding awards will remain outstanding, however, the number of authorized and unissued shares of common stock remaining will be cancelled and will not be available for issuance under our new 2023 plan. Under the 2023 Plan, the Company will be able to grant up to 1,500,000 shares. There are no pre-approval commitments that have been made under the Iradimed Corporation 2023 Equity Incentive Plan.

Summary of the Material Terms of the Incentive Plan

A summary of the material terms of the Incentive Plan is set forth below. The following is qualified in its entirety by the full text of the Incentive Plan, which is attached to this proxy statement as Annex A and is incorporated by reference into this proposal. We encourage stockholders to read and refer to the complete plan document in Annex

A  for a more complete description of the Incentive Plan. Capitalized terms not defined herein shall have the meanings assigned to them in the Incentive Plan.

Purpose.   The purpose of the Incentive Plan is to enhance the ability of the Company and its Affiliates (as defined herein) to attract and retain highly qualified officers, non-employee members of the Board, key employees, consultants and advisors, and to motivate such officers, non-employee members of the Board, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

Effective Date and Term.   If approved by stockholders at the Special Meeting, the Incentive Plan will be effective as of April 27, 2023, the date the plan was adopted by the Board (the “Effective Date”). The Plan shall terminate automatically on the ten-year anniversary of the Effective Date and may be terminated on any earlier date as provided in the Incentive Plan.

Stock Subject to the Incentive Plan. The aggregate number of shares of Common Stock that may be initially issued pursuant to the Plan is 1,500,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan. If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. If shares of Common Stock issuable upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Grantee (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered shares of Common Stock shall again become available for issuance under the Plan. In addition, in the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

Administration, Amendment and Termination. The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter (as in effect from time to time), and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. The Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.

Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement; and

(vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

The Board may, at any time and from time to time, amend, suspend, or terminate the Incentive Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

Awards.    The Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards, and cash awards. Any of these awards may, but need not, be made as performance incentives to reward the attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

Options.    The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option intended to be an Incentive Stock Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

Subject to the limitations in this paragraph, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement. Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of the Option term determined by the Board and stated in the Award Agreement not to exceed ten years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

Stock Appreciation Rights.    A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for an SAR shall specify the SAR Exercise Price. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Common Stock, as determined by the Board) in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Exercise Price by (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

Restricted Stock; Restricted Stock Units.    The Company shall issue Common Stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

Restricted Stock Units may be settled in cash or Common Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 17.9 of the Incentive Plan for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled. Unless otherwise stated in the applicable Award Agreement, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement.

Forms of Payment.    Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company. With respect to an Non-qualified Stock Option only (and not with respect to an Incentive Stock Option or Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Common Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes. To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

Performance Awards. The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions.

Other Stock-Based Awards. Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company, including without limitation, the Company’s incentive compensation plan. Any Common Stock subject to Awards made under other Stock-Based Awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

Change in Capitalization.    Subject to any required action by the stockholders of the Company, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Common Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per share of any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan.

Change of Control. The Board may provide for any one or more of the following in connection with a Change in Control:

(i)The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

(ii)In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable.

(iii)The Board may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Common Stock subject to such canceled Award in (1) cash, (2) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (3) other property that, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Common Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

Except as may otherwise be defined in an Award Agreement, a Change in Control shall mean the occurrence of any of the following events:

(i)the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(ii)a reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)during any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” shall mean individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Company’s stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company shall not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

Terms Applicable Generally to Awards. No provision in the Plan or in any Award Agreement shall be construed to confer on any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Common Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.

Transferability of Awards and Issued Shares. Except as provided herein, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member.

No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) such transfer is in compliance with the terms of the applicable Award, all applicable securities laws, and with the terms and conditions of the Plan, (ii) such transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (iii) the transferee consents in writing to be bound by the provisions of the Plan.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.

Board Approval and Vote Required

Under the Delaware General Corporation Law, we are required to obtain the affirmative vote of the holders of a majority of our outstanding shares of common stock in order to approve the Incentive Plan. Our Board determined that the Incentive Plan is advisable and in the best interest of the Company and our stockholders and recommends that our stockholders approve the Incentive Plan.

PROPOSAL 6

TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY

Purpose of the Certificate of Incorporation Amendment

Effective August 1, 2022, Delaware adopted amendments to Section 102(b)(7) of the Delaware General Corporation Law (the “Section 102(b)(7) Amendment”) to allow Delaware corporations to exculpate their officers from personal liability from monetary damages for breach of fiduciary duty as an officer. Prior to the Section 102(b)(7) Amendment, Delaware law has permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have employed a tactic of bringing certain claims that would otherwise be exculpated if brought against directors, against individual officers to avoid dismissal of such claims. The Section 102(b)(7) Amendment was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for stockholders. Our Board desires to amend our Certificate of Incorporation to maintain provisions consistent with the Section 102(b)(7) Amendment and believes the Certificate of Incorporation Amendment, adding the authorized liability protection for certain officers, is consistent with the protection currently afforded in our Certificate of Incorporation our directors, is necessary in order to continue to attract and retain experienced and qualified officers. The Certificate of Incorporation Amendment would allow for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the Company. As is currently the case with directors under our Restated Certificate of Incorporation, the Certification of Incorporation Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit.

Effectiveness of the Certificate of Incorporation Amendment

If the Certificate of Incorporation Amendment is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of the Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware.

Board Approval and Vote Required

On April 27, 2023, our Board authorized and approved the Certificate of Incorporation Amendment and directed that the Certificate of Incorporation Amendment be considered at the Annual Meeting. Under the Delaware General Corporation Law, we are required to obtain the affirmative vote of the holders of a majority of our outstanding shares of common stock in order to approve the Certificate of Incorporation Amendment. Our Board determined that the Certificate of Incorporation Amendment is advisable and in the best interest of the Company and our stockholders and recommends that our stockholders approve the Certificate of Incorporation Amendment.

FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2024 annual meeting of stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than December 31, 2023 (unless the date of the 2024 annual meeting of stockholders is not within thirty (30) days of June 10, 2024, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2024 annual meeting). Such proposal must also comply with Rule 14a-8 of the Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our proxy materials. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Our bylaws set forth the procedures a stockholder must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in our proxy materials. In addition to other applicable requirements, for a stockholder to properly bring business before the 2024 annual meeting of stockholders, the stockholder must give notice thereof in proper written form, including all required information, to our Corporate Secretary at our corporate headquarters, no later than the close of business on the March 12, 2024, nor earlier than the close of business on February 10, 2024. For more information, and more detailed requirements, please refer to our Third Amended and Restated Bylaws, filed as Exhibit 3.2 to our Current Report on Form 8-K (File No. 001-36534), filed with the SEC on September 19, 2018.

NO DISSENTERS’ RIGHTS

Under the Delaware General Corporation Law, our holders of Common Stock are not entitled to dissenters’ rights with respect to any of the Proposals, and we will not independently provide such holders with any such right.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, two or more stockholders who share an address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials by e-mail will receive only one copy of the 2022 Annual Report and this Proxy Statement, unless we have received contrary instructions from one or more of the stockholders. Any stockholder of record at a shared address to which a single copy of the 2022 Annual Report and this Proxy Statement was delivered may request a separate copy of the 2022 Annual Report and this Proxy Statement. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at 1025 Willa Springs Drive, Winter Springs, FL 32708 Attention: John Glenn or telephoning us at (407) 677-8022.

FURNISHING ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is solicited, upon the written request of such person, a copy of the 2022 Annual Report as filed with the SEC, including the financial statements and financial statement schedules (upon request, exhibits thereto will be furnished subject to payment of a specified fee). Requests for copies of such report should be directed to us at 1025 Willa Springs Drive, Winter Springs, FL 32708 Attention: John Glenn.

ANNUAL MEETING PROXY MATERIALS; RESULTS

Copies of this Proxy Statement and proxy materials ancillary hereto may be found on our website at www.iradimed.com and at www.proxyvote.com. We intend to publish final results from the Annual Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four (4) business days from the Annual Meeting, or as amended thereafter. You may obtain a copy of this and other reports free of charge by visiting www.iradimed.com or visiting http://www.sec.gov.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

/s/John Glenn
John Glenn
Corporate Secretary
Dated: April 28, 2023
Wi nter Springs, Florida

Annex A

IRADIMED CORPORATION 2023 EQUITY INCENTIVE PLAN

Iradimed Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its 2023 Equity Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the ability of the Company and its Affiliates (as defined herein) to attract and retain highly qualified officers, non-employee members of the Board, key employees, consultants and advisors, and to motivate such officers, non-employee members of the Board, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.“Acquiror” shall have the meaning set forth in Section 15.2.1.
2.2.“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.
2.3.“Award” means a grant of an Option, SAR, Restricted Stock, Restricted Stock Unit, Other Stock-based Award or cash award under the Plan.
2.4.“Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.
2.5.“Board” means the Board of Directors of the Company.
2.6.“Business Combination” shall have the meaning set forth in Section 15.2.2.
2.7.“Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company and unless otherwise provided in an applicable Award Agreement: (i) the commission of any act by a Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) a Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that, as determined in good faith by the Board, would: (A) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (B) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by a Grantee to follow the directives of the chief executive officer of the Company or any of its Affiliates or the Board, or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates.

2.8.“Change in Control” shall have the meaning set forth in Section 15.2.2.
2.9.“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.
2.10.“Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may, in its discretion, designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee). The Board shall cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, the “Committee” means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.
2.11.“Company” shall have the meaning set forth in the preamble.
2.12.“Common Stock” means a share of common stock of the Company, par value $0.0001 per share.
2.13.“Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Rule 701 of the Securities Act (during any period in which the Company is not a public company subject to the reporting requirements of the Exchange Act) or Form S-8 (during any period in which the Company is a public company subject to the reporting requirements of the Exchange Act).
2.14.“Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, as determined by the Company and unless otherwise provided in an applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Section 22(e)(3) of the Code.
2.15.“Effective Date” means [_________], the date the Plan was approved by the Company’s stockholders.
2.16.“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.17.“Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.
2.18.“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.
2.19.“Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Board in the Award Agreement.
2.20.“Grantee” means a person who receives or holds an Award under the Plan.

2.21.“Holder” means, with respect to any Issued Shares, the person holding such Issued Shares, including the initial Grantee or any Permitted Transferee.
2.22.“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.23.“Incumbent Directors” shall have the meaning set forth in Section 15.2.2.
2.24.“Issued Shares” means, collectively, all outstanding shares of Common Stock issued pursuant to Awards (including without limitation, outstanding shares of Restricted Stock prior to or after vesting and shares issued in connection with the exercise of an Option or SAR).
2.25.“New Shares” shall have the meaning set forth in Section 15.1.
2.26.“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.27.“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
2.28.“Option Price” means the exercise price for each share of Stock subject to an Option.
2.29.“Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock.
2.30.“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over an established performance period.
2.31.“Permitted Transferee” means any of the following to whom a Holder may transfer Issued Shares hereunder (as set forth in Section 17.11.3): the Holder’s spouse, children (natural or adopted), stepchildren or a trust for their sole benefit of which the Holder is the settlor; provided however, that any such trust does not require or permit distribution of any Issued Shares during the term of this Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.
2.32.“Plan” shall have the meaning set forth in the preamble.
2.33.“Prior Plans” means, collectively, the Iradimed Corporation Amended and Restated 2014 Equity Incentive Plan and the Iradimed Corporation (Oklahoma) 2005 Incentive Stock Plan.
2.34.“Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.
2.35.“Restricted Period” shall have the meaning set forth in Section 10.1.
2.36.“Restricted Stock” means shares of Common Stock awarded to a Grantee pursuant to Section 10.
2.37.“Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Common Stock awarded to a Grantee pursuant to Section 10.
2.38.“SAR” means a right granted to a Grantee under Section 9.
2.39.“SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9.
2.40.“SEC” means the United States Securities and Exchange Commission.

2.41.“Section 409A” means Section 409A of the Code.
2.42.“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.43.“Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided, however, that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.
2.44.“Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.
2.45.“Service Provider” means an employee, officer, non-employee member of the Board, or Consultant of the Company or an Affiliate.
2.46.“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
2.47.“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.
2.48.“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
2.49.“Termination Date” means the date that is ten years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.
2.50.“Voting Securities” shall have the meaning set forth in Section 15.2.2.
3.	ADMINISTRATION OF THE PLAN

3.1.General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law.  The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter (as in effect from time to time), and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations, including determinations of fact, not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.  Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement; and

(vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2.Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.3.No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.4.Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN
4.1.Authorized Number of Shares.

Subject to adjustment under Section 15, the aggregate number of shares of Common Stock that may be initially issued pursuant to the Plan is 1,500,000.  The total number of shares of Common Stock described in the preceding sentence shall be available for issuance under Incentive Stock Options.  Shares of Common Stock underlying any outstanding stock option or other award granted under the Prior Plans or any other predecessor employee stock plan of the Company that is forfeited, terminated or cancelled for any reason without issuance of such shares, including an award that is settled in cash or shares underlying an award that are surrendered or tendered to the Company for payment of an exercise price or to cover taxes, shall be cancelled and shall not be available for future grant under the Plan.  From and after the Effective Date, no new awards shall be made under the Prior Plans.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2.Share Counting.

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.  If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.  If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. If shares of Common Stock issuable upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Grantee (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered shares of

Common Stock shall again become available for issuance under the Plan.  In addition, in the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS
5.1.Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders.  The Plan shall terminate automatically on the ten-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made.  An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.  No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS
6.1.Service Providers.

Subject to this Section 6, Awards may be made to any Service Provider as the Board shall determine and designate from time to time in its discretion.

6.2.Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate.  Such additional, tandem, and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award.  Subject to the requirements of applicable law, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Common Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option intended to be an Incentive Stock Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.Vesting.

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3.Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of the Option term determined by the Board and stated in the Award Agreement not to exceed ten years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4.Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares.  To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Common Stock or to direct the voting of the subject shares of Common Stock) until the shares of Common Stock covered thereby are fully paid and issued to such individual.  Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7.Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing the Grantee’s ownership of the shares of Stock subject to the Option.

8.8.Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000.  This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1.Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board.  The Award Agreement for an SAR shall specify the SAR Exercise Price.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award.

9.2.Other Terms.

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten years.

9.4.Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Common Stock, as determined by the Board) in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Exercise Price by (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
10.1.Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.  Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2.Restricted Stock Certificates.

The Company shall issue Common Stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4.Rights of Holders of Restricted Stock Units.
10.4.1.Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Common Stock, as determined by the Board and set forth in the Award Agreement.  The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 17.9 for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3.Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company.  Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement.  If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered.  The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6.Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
11.1.General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time of grant.

11.3.Cashless Exercise.

With respect to an Non-qualified Stock Option only (and not with respect to an Incentive Stock Option or Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Common Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board.  The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions.

13.	OTHER STOCK-BASED AWARDS
13.1.Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company, including without limitation, the Company’s incentive compensation plan.  Subject to the provisions of the Plan, the Board shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards.  Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

13.2.Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW
14.1.General.

The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations.  If at any time the Company determines, in its discretion, that the listing, registration or qualification of any shares subject to an Award on any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Common Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award.  Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Common Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act.  Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Common Stock pursuant to the Plan to comply with any law or regulation of any governmental authority.  As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Common Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned on the effectiveness of such registration or the availability of such an exemption.

14.2.Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan.  In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.3.Non-Exempt Employees.

No Option granted to a Grantee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option.  Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, in the event of the Grantee’s death or Disability, upon a Change in Control in which the vesting of such Options accelerates, or upon the Grantee’s retirement (as such term may be defined in the Grantee’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines) any such vested Options may be exercised earlier than six months following the date of grant.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option shall be exempt from the Grantee’s regular rate of pay.

15.	EFFECT OF CHANGES IN CAPITALIZATION
15.1.Adjustments for Changes in Capital Structure.

Subject to any required action by the stockholders of the Company, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Common Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per share of any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  If a majority of the shares that are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares.  In the event of any such amendment, the number of shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion.  Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent.  In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award.  The Board in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate.  Adjustments determined by the Board pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

15.2.Change in Control.
15.2.1.Consequences of a Change in Control.  Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control:

(i)The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

(ii)In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable.  For purposes of this Section 15.2.1, if so determined by the Board, in its discretion, an Award denominated in shares of Common Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Common Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Common Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Common Stock pursuant to the Change in Control.  If any portion of such consideration may be received by holders of Common Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration.  Any Award or portion thereof that is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii)The Board may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Common Stock subject to such canceled Award in (1) cash, (2) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (3) other property that, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award.  If any portion of such consideration may be received by holders of Common Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration.  In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

15.2.2.Change in Control Defined.  Except as may otherwise be defined in an Award Agreement, a Change in Control shall mean the occurrence of any of the following events:

(i)the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company or any subsidiary,

affiliate (within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(ii)a reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)during any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” shall mean individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Company’s stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company shall not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.3.Adjustments.

Adjustments under this Section 15 related to shares of Common Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN
17.1.Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer on any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate.  In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider.  The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein.  The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2.Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

17.3.Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Common Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation.  Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of shares of Common Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Common Stock already owned by the Grantee. The shares of Common Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations.  The Fair Market Value of the shares of Common Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined.  A Grantee who has made an election pursuant to this Section 17.3 may satisfy the Grantee’s withholding obligation only with shares of Common Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17.4.Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

17.5.Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.  In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

17.6.Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.7.Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8.Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law.

17.9.Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith.  Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise.  Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).  Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee shall have any liability to any Grantee for such tax or penalty.

17.10.Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that shall be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.11.Transferability of Awards and Issued Shares.
17.11.1.Transfers in General.

Except as provided in Section 17.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.11.2.Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member.  For the purpose of this Section 17.11.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights, or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 17.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.  Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.11.2 or by will or the laws of descent and distribution.

17.11.3.Issued Shares.

No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) such transfer is in compliance with the terms of the applicable Award, all applicable securities laws, and with the terms and conditions of the Plan (including this Section 17.11.3), (ii) such transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (iii) the transferee consents in writing to be bound by the provisions of the Plan (including this Section 17.11.3).  In connection with any proposed transfer, the Board may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Board, that such transfer is in compliance with all foreign, federal and state securities laws.  Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 17.11.3 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of Issued Shares.  Subject to the foregoing general provisions, and unless otherwise provided in the agreement with respect to a particular Award, Issued Shares may be transferred pursuant to the following specific terms and conditions:

(i)The Holder may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that following such sale, assignment, or other transfer, such Issued Shares shall continue to be subject to the terms of this Plan (including this Section 17.11.3) and such Permitted Transferees shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company.

(ii)Upon the death of the Holder, any Issued Shares then held by the Holder at the time of such death and any Issued Shares acquired thereafter by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.

17.12.Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Common Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Common Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Board.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 PAGE 1 OF 2 SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000613569_1 R1.0.0.6 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Roger Susi 02) Monty Allen 03) Anthony Vuoto 04) Hilda Scharen-Guivel 05) James Hawkins IRADIMED CORPORATION 1025 WILLA SPRINGS DRIVE WINTER SPRINGS, FL 32708 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; 3. To approve, on a non-binding advisory basis, the compensation of the named executive officers; The Board of Directors recommends you vote 1 YEAR on proposal 4. 1 year 2 years 3 years Abstain 4. To vote, on an advisory basis, on the frequency of future advisory votes on executive compensation; The Board of Directors recommends you vote FOR proposals 5 and 6. For Against Abstain 5. To approve the Iradimed Corporation 2023 Equity Incentive Plan; 6. To approve an amendment to our Restated Certificate of Incorporation to limit the liability of certain officers of the Company; and NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000613569_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com IRADIMED CORPORATION Annual Meeting of Stockholders June 15, 2023 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Iradimed Corporation, a Delaware corporation, hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 28, 2023, and hereby appoint(s) Roger Susi, our Chairman of the Board and Chief Executive Officer, and John Glenn, our Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorize(s) either of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Iradimed Corporation to be held on June 15, 2023, at 10:00 am, local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" APPROVAL OF PROPOSALS 2, 3, 5, 6 AND 7, AND "1 YEAR" FOR PROPOSAL 4, AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side